UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Voting Information

Special Meeting of Shareholders of Invesco Gold & Precious Metals Fund and Invesco V.I. Mid Cap Growth Fund

April 24, 2020 at 1:00 p.m. Central Time

Proxy statements/prospectuses were mailed on or about March 13, 2020 to shareholders of record as of the close of business on January 27, 2020 for the funds listed below. The purpose of each proxy statements/prospectus is to vote on a proposal to approve an agreement and plan of reorganization for each fund. Each proxy statement/prospectus contains detailed information about the proposal for which votes or voting instructions have been solicited. You can also access your fund’s proxy statement/prospectus, common questions regarding your fund’s proposal, and your fund’s annual and semi-annual reports by clicking on the fund name listed below.

Invesco Gold & Precious Metals Fund

Invesco V.I. Mid Cap Growth Fund

The Joint Information Statement/Prospectus were mailed on or about March 13 to shareholders of record as of the close of business on January 27, 2020 for the funds listed below.

The Information Statement/Prospectus contains information that shareholders of each Target Fund listed below, should know about the reorganization of their Fund into its Acquiring Fund counterparty. Shareholders are not being asked to vote on a reorganization because the reorganization can proceed without a shareholder vote under applicable law.

Invesco California Tax-Free Income Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Growth Fund

Invesco Moderate Allocation Fund

Invesco New York Tax Free Income Fund

Invesco Oppenheimer Capital Income Fund

Invesco Oppenheimer Dividend Opportunity Fund

Invesco Oppenheimer Equity Income Fund

Invesco Oppenheimer Global Infrastructure Fund

Invesco Oppenheimer Global Multi-Asset Income Fund

Invesco Oppenheimer Government Cash Reserves Fund

Invesco Oppenheimer Intermediate Term Municipal Fund

Invesco Oppenheimer Limited-Term Bond Fund

Invesco Oppenheimer Limited-Term Government Fund

Invesco Oppenheimer Mid Cap Value Fund

Invesco Oppenheimer Real Estate Fund

Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund

Invesco Oppenheimer Small Cap Value Fund

Invesco Oppenheimer Ultra-Short Duration Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco Small Cap Discovery Fund

Invesco Technology Sector Fund

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may cast your vote online by logging onto the website listed on your proxy card/voting instruction card.

Enter the control number listed on the proxy card/voting instruction card you received in the mail and follow the instructions on the website.

		By Telephone	Call the toll-free number listed on your proxy card/voting instruction card. Enter the control number listed on the proxy card/voting instruction card and follow the recorded instructions.
By Mail	Complete and sign the proxy card/voting instruction card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions...

If you have questions about your proxy statement/prospectus, informational statement/prospectus or the voting process regarding the April 24, 2020 Shareholder Meeting, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 8:00 a.m. and 4:30 p.m. CT.

If we have not received your proxy card/voting instruction card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare, Inc., may contact you to remind you to exercise your right to vote.

Proxy Information by Fund

A Special Meeting of Shareholders which will be held on April 24, 2020 at 1:00 p.m. Central Time

Invesco Gold & Precious Metals Fund

1.	Please read the proxy statement/prospectus in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement/prospectus. (PDF)

3.	You may cast your vote by visiting the website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco V.I. Mid Cap Growth Fund

1.	Please read the proxy statement/prospectus in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement/prospectus. (PDF)

3.	You may cast your vote by visiting the website listed on your proxy card. Have your proxy card/voting instruction card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

Target Funds

Invesco California Tax-Free Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Global Small & Mid Cap Growth Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco International Allocation Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Mid Cap Core Equity Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Mid Cap Growth Fund

1.	Please read the joint information/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Moderate Allocation Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco New York Tax Free Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Oppenheimer Capital Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Dividend Opportunity Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Oppenheimer Equity Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Global Infrastructure Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Global Multi-Asset Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Government Cash Reserves Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Intermediate Term Municipal Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Limited-Term Bond Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Limited-Term Government Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Mid Cap Value Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Real Estate Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Small Cap Value Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Oppenheimer Ultra-Short Duration Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Pennsylvania Tax Free Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Small Cap Discovery Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Technology Sector Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

QUESTIONS & ANSWERS FOR:

INVESCO V.I. MID CAP GROWTH FUND

We encourage you to read the proxy statement/prospectus in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card/voting instruction card. You will need the control number from your proxy card/voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card/voting instruction card. You will need the control number from your proxy card/voting instruction card to vote by telephone.

•	You may indicate your vote on the proxy card/voting instruction card and return it in the postage-paid envelope mailed to you with this proxy statement/prospectus.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Invesco V.I. Mid Cap Growth Fund into the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, each a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the Proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 24, 2020 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare, Inc. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card/voting instruction card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD/VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards/voting instruction cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card/voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card/voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card/voting instruction card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on April 24, 2020 at 1:00 p.m. Central Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement/prospectus.

Thank you for calling Invesco.

If you have questions regarding the Special Shareholder Meeting for Invesco Gold & Precious Metals Fund or Invesco V.I. Mid Cap Growth Fund taking place on April 24, 2020, Press 1.

If you plan to attend the Special Shareholder Meeting for Invesco Gold & Precious Metals Fund or Invesco V.I. Mid Cap Growth Fund, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Special Shareholder Meeting, which is currently scheduled for 1:00 p.m. Central Time on April 24, 2020.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Invesco Funds WO # 31096 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 03/04/2020
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.
Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”

THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
“PROPOSAL 1 : “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

Invesco Funds WO # 31096 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** VOTING INSTRUCTION CARD ** IVR Revision 03/04/2020
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-866-298-8476, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.
Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”

THEN MATCHING THE SHAREHOLDER’S VOTING INSTRUCTION CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:

PROPOSAL 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice.
I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

Fund

Invesco V.I. Mid Cap Growth Fund